UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2021

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 W Liberty Blvd #100

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

On December 14, 2021, Galera Therapeutics, Inc. (the “Company” or “Galera”) issued a press release announcing corrected topline results from the Phase 3 ROMAN trial of avasopasem manganese for severe oral mucositis (SOM) in patients with locally advanced head and neck cancer (HNC) undergoing standard-of-care radiotherapy (the “ROMAN trial”), topline results from a single-arm Phase 2a trial of avasopasem in Europe, and certain other regulatory developments. A copy of the press release is furnished as Exhibit 99.1 hereto.

On December 14, 2021, the Company posted an updated corporate slide presentation in the “Investors” portion of its website at www.galeratx.com to accompany the conference call the Company will hold at 8:30 a.m. ET on December 14, 2021. A copy of that corporate slide presentation is attached to this Current Report on Form 8-K (“Form 8-K”) as Exhibit 99.2. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1 and Exhibit 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01	Other Events.

On December 14, 2021, the Company announced that corrected results from the ROMAN trial achieved statistical significance on the primary endpoint of reduction in the incidence of SOM. An error by the contract research organization was identified in the statistical program. Correction of this error resulted in improved p-values for the primary and secondary endpoints.

The corrected p-values are as follows:

•	16% relative reduction in the incidence of SOM in the avasopasem treatment group (54%) vs. placebo group (64%) (p=0.045*) (previously reported as p=0.113) (primary endpoint)

•	56% relative reduction in the number of days of SOM in the avasopasem treatment group (8 days) vs. placebo group (18 days) (p=0.002*) (previously reported as p=0.011) (secondary endpoint)

•	27% relative reduction in the severity (incidence of Grade 4 OM) of SOM in the avasopasem treatment group (24%) vs. placebo group (33%) (p=0.052) (previously reported as p=0.167) (secondary endpoint)

*	Statistical significance per statistical analysis plan for the Phase 3 ROMAN trial

The Company also announced topline results from its single-arm Phase 2a EUSOM trial of avasopasem in Europe for radiotherapy-induced SOM in patients with HNC undergoing standard-of-care radiotherapy + cisplatin. This trial was conducted in 12 centers across six countries in Europe and enrolled 38 patients, of which 33 completed full treatment. Avasopasem appeared to be generally well tolerated. In EUSOM, the incidence of SOM was 54.5% and the median number of days of SOM was nine days.

The Company continues to analyze the full data set and evaluate its resources and expects to meet with the FDA in 2022 to discuss whether the results from the single Phase 3 ROMAN trial together with the randomized Phase 2b trial could support an NDA submission.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding: expectations surrounding the continued advancement of our product pipeline, including timing of a meeting with the U.S. Food and Drug Administration to discuss avasopasem data; whether the results from the Phase 3 ROMAN trial together with the randomized Phase 2b trial could support an NDA submission; and participation in upcoming events and presentations. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause Galera’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: Galera’s limited operating history; anticipating continued losses for the foreseeable future; needing substantial funding and the ability to raise capital; Galera’s dependence on avasopasem manganese (GC4419) and rucosopasem manganese (GC4711); uncertainties inherent in the conduct of clinical trials; difficulties or delays enrolling patients in clinical trials; the FDA’s acceptance of data from clinical trials outside the United States; undesirable side effects from Galera’s product candidates; risks relating to the regulatory approval process; failure to capitalize on more profitable product candidates or indications; ability to receive or maintain Breakthrough Therapy Designation or Fast Track Designation for product candidates; failure to obtain regulatory approval of product candidates in the United States or other jurisdictions; ongoing regulatory obligations and continued regulatory review; Galera’s reliance on third parties; and the impact of the COVID-19 pandemic on Galera’s business and operations, including preclinical studies and clinical trials, and general economic conditions. These and other important factors discussed under the caption “Risk Factors” in Galera’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities and Exchange Commission (SEC) and Galera’s other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any forward-looking statements speak only as of the date of this Form 8-K and are based on information available to Galera as of the date of this Form 8-K, and Galera assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 and Exhibit 99.2 relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release of Galera Therapeutics, Inc. issued December 14, 2021

99.2	Corporate Presentation of Galera Therapeutics, Inc. dated December 14, 2021

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALERA THERAPEUTICS, INC.

Date: December 14, 2021	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer